                                                                   Exhibit 10.11


                   AMENDMENT NO. 1 TO PARENT VOTING AGREEMENT

      This Amendment No. 1 to the Parent Voting Agreement (this "Amendment") is made as of August 7, 2002, by and among Reuters Limited, Reuters C Corp and Reuters Holdings Switzerland SA (each, including Reuters Limited, a "Stockholder"), Island Holding Company, Inc. (the "Company"), and Instinet Group Incorporated ("Parent").

      WHEREAS, the Company, the Stockholders and Parent entered into a Parent Voting Agreement, dated as of June 9, 2002 (the "Parent Voting Agreement"); and

      WHEREAS, Parent, Instinet Merger Corporation ("Merger Sub") and the Company have entered into an Agreement and Plan of Merger, dated as of June 9, 2002 (the "Merger Agreement"); and

      WHEREAS, simultaneously with the execution and delivery of this Amendment, Parent, Merger Sub and the Company are entering into Amendment No. 1 to the Merger Agreement (the "Merger Agreement Amendment"); and

      WHEREAS, the parties desire to clarify and amend certain provisions of the Parent Voting Agreement in the context of the Merger Agreement Amendment.

      NOW THEREFORE, pursuant to Section 16 of the Parent Voting Agreement, the parties hereby amend the Parent Voting Agreement as follows:

      Section 1. Amendment to Merger Agreement. The parties agree that all references to the Merger Agreement in the Parent Voting Agreement are deemed to be references to the Merger Agreement as amended by the Merger Agreement Amendment, and the parties consent to the Merger Agreement Amendment.

      Section 2. Capitalized Terms. Capitalized terms used but not defined in this Amendment shall have the meanings provided therefor in the Parent Voting Agreement.

      Section 3. Counterparts. This Amendment may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

      SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN SUCH STATE, EXCEPT TO THE EXTENT THAT THE DELAWARE GENERAL CORPORATION LAW APPLIES AS A RESULT OF THE COMPANY BEING A DELAWARE CORPORATION.

      Section 5. No Other Amendments. Except as specifically amended hereby, the Parent Voting Agreement shall continue in full force and effect in accordance with the provisions thereof in existence on the date hereof. Unless the context otherwise requires, after the date hereof, any reference to the Parent Voting Agreement shall mean the Parent Voting Agreement as amended hereby.

                        IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment on the day and year first above written.


                                         ISLAND HOLDING COMPANY, INC.



                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                         REUTERS LIMITED



                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                         REUTERS C CORP

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                         REUTERS HOLDINGS SWITZERLAND SA



                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:



         [Signature Page to Amendment No. 1 to Parent Voting Agreement]

                                         INSTINET GROUP INCORPORATED



                                         By:
                                             -----------------------------------
                                             Name:
                                             Title



         [Signature Page to Amendment No. 1 to Parent Voting Agreement]